Exhibit 99.2

BRE Properties, Inc.

Third Quarter 2010

Earnings Release and

Supplemental Financial Data

Aqua at Marina Del Rey

500 Units

Marina Del Rey, CA

BRE Properties, Inc.	Phone:	415.445.6530
525 Market Street, 4th Floor	Fax:	415.445.6505
San Francisco, CA 94105	E-mail:	ir@breproperties.com

John Schissel

EVP, Chief Financial Officer

415.445.6530

Stephanie T. Andre

VP, Treasurer

415.445.3745

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Third Quarter 2010

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

Third Quarter 2010

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
OPERATING INFORMATION

Total revenues (1)	$88,032	$82,682	$255,266	$247,654

Net income available to common shareholders	$19,605	$16,584	$41,430	$57,801
Per diluted share	$0.30	$0.31	$0.68	$1.10

Funds from Operations (2)	$30,567	$32,471	$88,875	$104,458
FFO per diluted share	$0.47	$0.59	$1.44	$1.95

Net (loss)/gain on extinguishment of debt	$0	$382	($558)	$2,340
Net (loss)/gain on extinguishment of debt per diluted share	$0.00	$0.01	($0.01)	$0.04

Other Expenses (3)	$2,391	$0	$5,087	$0
Other Expenses per diluted share	$0.04	$0.00	$0.08	$0.00

Non cash interest expense (4)	$1,496	$1,576	$4,519	$4,844
Per diluted share	$0.02	$0.03	$0.07	$0.09

Dividends per share	$0.3750	$0.3750	$1.1250	$1.5000

Adjusted EBITDA (2)	$57,131	$55,681	$165,670	$171,367

Common dividends	$24,179	$20,594	$69,344	$79,790
Preferred dividends	$2,953	$2,953	$8,859	$8,859
Interest expense, excluding non cash interest expense (4) and capitalized interest.	$20,143	$19,422	$58,946	$56,597

Interest coverage ratio (5)	2.8	2.9	2.8	3.0
Fixed charge coverage ratio (5)	2.5	2.5	2.4	2.6

Same-store revenue increase/decrease	-0.8%	-5.6%	-2.8%	-3.3%
Same-store expense increase/decrease	1.5%	-0.2%	2.0%	1.4%
Same-store NOI increase/decrease	-1.8%	-7.9%	-4.9%	-5.3%
Same-Store operating margins	68%	68%	68%	69%

CAPITALIZATION DATA			9/30/2010	9/30/2009

Net real estate investments			$3,098,882	$2,890,416
Total assets, gross			$3,880,939	$3,533,234

Total debt			$1,897,794	$1,857,949
Redeemable noncontrolling interests			$34,606	$32,567
Preferred stock (at liquidation preference)			$175,000	$175,000
Total shareholders’ equity			$1,275,561	$1,026,592

Common shares and units outstanding			64,727	55,118
Share price, end of period			$41.50	$31.30

Total market capitalization			$4,758,965	$3,758,143
Total book capitalization			$3,207,961	$2,917,108

Debt to total assets, gross			48.9%	52.6%
Debt to total market capitalization			39.9%	49.4%
Debt to total book capitalization			59.2%	63.7%
Secured debt to total assets, gross			20.9%	21.3%

COMMUNITY INFORMATION			9/30/2010	9/30/2009

Operating communities:
Wholly or Majority Owned Communities			76	73
Wholly or Majority Owned Units			21,622	21,245

Unconsolidated Joint Venture Communities			13	13
Unconsolidated Joint Venture Units			4,080	4,080

Communities under development:
Communities			5	5
Units			1,576	1,526

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.
(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	For the three months ended September 30, 2010, $2,390,000 of acquisition costs were reported in other expenses. During the nine months ended September 30, 2010, other expenses include a $1,300,000 one-time charge associated with resignation of our COO and $3,787,000 related to acquisition costs.
(4)	Represents adoption of convertible debt guidance. The interest cost adjustment relates to our 4.125% Convertible Senior notes; and reflects a 6.01% market interest rate, the comparable cost for straight debt at the time of issuance. The expense is shown net of impact to capitalized interest.
(5)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

Third Quarter 2010

(Unaudited, dollar amounts in thousands except per share data)

	September 30, 2010	September 30, 2009
ASSETS

Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$3,472,686	$3,113,149
Construction in progress	—	144,895
Less: accumulated depreciation	(622,970)	(561,900)

	2,849,716	2,696,144

Equity in real estate joint ventures:
Investments	60,984	62,336

Land under development	188,182	131,936

Total real estate portfolio	3,098,882	2,890,416

Cash	105,809	7,029
Other assets	53,278	73,889

TOTAL ASSETS	$3,257,969	$2,971,334

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Unsecured senior notes	$1,086,439	$857,171
Unsecured line of credit	—	248,000
Mortgage loans payable	811,355	752,778
Accounts payable and accrued expenses	50,008	54,226

Total liabilities	1,947,802	1,912,175

Redeemable noncontrolling interests	34,606	32,567

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 7,000,000 shares with $25 liquidation preference issued and outstanding at September 30, 2010 and September 30, 2009, respectively.	70	70

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 64,088,217 and 54,337,680 at September 30, 2010 and September 30, 2009, respectively.	641	543

Additional paid-in capital	1,274,850	1,025,979

Total shareholders’ equity	1,275,561	1,026,592

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$3,257,969	$2,971,334

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended September 30, 2010 and 2009

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 9/30/10	Quarter ended 9/30/09	Nine months ended 9/30/10	Nine months ended 9/30/09
REVENUES

Rental income	$84,572	$79,547	$245,504	$238,130
Ancillary income	3,460	3,135	9,762	9,524

Total revenues	88,032	82,682	255,266	247,654

EXPENSES

Real estate	$28,626	$26,625	$83,500	$77,782
Provision for depreciation	23,381	21,306	68,076	62,258
Interest	21,639	20,998	63,465	61,441
General and administrative	5,015	4,104	15,454	12,648
Other expenses (1)	2,391	—	5,087	—

Total expenses	81,052	73,033	235,582	214,129

Other income	741	760	2,254	2,583

Net (loss)/gain from extinguishment of debt	—	382	(558)	2,340

Income before noncontrolling interests, partnership income and discontinued operations	7,721	10,791	21,380	38,448

Partnership income	520	561	1,593	1,798

Income from continuing operations	8,241	11,352	22,973	40,246

Discontinued operations:
Discontinued operations, net (2)	1,479	1,301	3,542	6,331
Net gain on sales of discontinued operations	13,203	7,285	24,885	21,574

Income from discontinued operations	14,682	8,586	28,427	27,905

NET INCOME	$22,923	$19,938	51,400	$68,151

Redeemable noncontrolling interest in income	365	401	1,111	1,491

Dividends attributable to preferred stock	2,953	2,953	8,859	8,859

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$19,605	$16,584	$41,430	$57,801

Net income per common share - basic	$0.30	$0.31	$0.68	$1.10

Net income per common share - assuming dilution	$0.30	$0.31	$0.68	$1.10

Weighted average shares outstanding - basic (3)	64,050	53,575	60,510	52,205

Weighted average shares outstanding - assuming dilution (3)	64,210	53,576	60,670	52,206

(1)	For the three months ended September 30, 2010, $2,390,000 of acquisition costs were reported in other expenses. During the nine months ended September 30, 2010, other expenses include a $1,300,000 one-time charge associated with resignation of our COO and $3,787,000 related to acquisition costs.
(2)	For 2009 and 2010, includes three operating properties sold during the nine months ending September 30, 2010. The 2009 totals also include results from two properties sold in 2009.

	Quarter ended 9/30/10	Quarter ended 9/30/09	Nine months ended 9/30/10	Nine months ended 9/30/09
Rental and ancillary income	$2,566	$3,888	$9,105	$15,711
Real estate expenses	(1,087)	(1,481)	(3,594)	(5,949)
Provision for depreciation	—	(1,106)	(1,969)	(3,431)

Income from discontinued operations, net	$1,479	$1,301	$3,542	$6,331

(3)	See analysis of weighted average shares and ending shares in Exhibit B.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009
ASSETS

Real estate portfolio:

Direct investments in real estate:
Investments in rental properties	$3,472,686	$3,197,408	$3,227,114	$3,180,633	$3,113,149
Construction in progress	—	49,163	80,160	101,354	144,895
Less: accumulated depreciation	(622,970)	(600,142)	(597,546)	(583,953)	(561,900)

	2,849,716	2,646,429	2,709,728	2,698,034	2,696,144
Equity in real estate joint ventures:
Investments	60,984	61,302	61,697	61,999	62,336

Real estate held for sale, net	—	83,625	26,214	—	—

Land under development	188,182	163,431	158,798	155,532	131,936

Total real estate portfolio	3,098,882	2,954,787	2,956,437	2,915,565	2,890,416

Cash	105,809	6,046	9,107	5,656	7,029
Other assets	53,278	52,477	56,012	58,787	73,889

TOTAL ASSETS	$3,257,969	$3,013,310	$3,021,556	$2,980,008	$2,971,334

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Unsecured senior notes	$1,086,439	$784,907	$828,468	$826,918	$857,171
Unsecured line of credit	—	86,000	340,000	288,000	248,000
Mortgage loans payable	811,355	779,382	751,513	752,157	752,778
Accounts payable and accrued expenses	50,008	49,068	51,415	56,409	54,226

Total liabilities	1,947,802	1,699,357	1,971,396	1,923,484	1,912,175

Redeemable noncontrolling interests	34,606	31,688	33,655	33,605	32,567

Shareholders’ equity:
Preferred stock	70	70	70	70	70
Common stock	641	640	557	551	543
Additional paid-in capital	1,274,850	1,281,555	1,015,878	1,022,298	1,025,979

Total shareholders’ equity	1,275,561	1,282,265	1,016,505	1,022,919	1,026,592

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$3,257,969	$3,013,310	$3,021,556	$2,980,008	$2,971,334

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009
REVENUES

Rental income	$84,572	$81,612	$79,320	$79,029	$79,547
Ancillary income	3,460	3,151	3,152	2,767	3,135

Total revenues	88,032	84,763	82,472	81,796	82,682

EXPENSES

Real estate	$28,626	$28,013	$26,862	$26,198	$26,625
Provision for depreciation	23,381	22,642	22,054	21,612	21,306
Interest	21,639	20,727	21,099	21,292	20,998
General and administrative	5,015	5,233	5,206	4,742	4,104
Other expenses	2,391	1,771	925	13,522	—

Total expenses	81,052	78,386	76,146	87,366	73,033

Other income	741	788	724	876	760
Net (loss)/gain from extinguishment of debt	—	(558)	—	(870)	382

Income/(loss) from continuing operations and discontinued operations	7,721	6,607	7,050	(5,564)	10,791

Partnership income	520	526	547	531	561

Income/(loss) from continuing operations	8,241	7,133	7,597	(5,033)	11,352
Discontinued operations:

Discontinued operations, net (1)	1,479	809	1,254	1,224	1,301
Net gain on sales of discontinued operations	13,203	11,681	—	—	7,285

Income from discontinued operations	14,682	12,490	1,254	1,224	8,586

NET INCOME/(LOSS)	$22,923	$19,623	$8,851	($3,809)	$19,938

Redeemable noncontrolling interest in income	365	373	373	394	401
Dividends attributable to preferred stock	2,953	2,953	2,953	2,953	2,953

NET INCOME/(LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$19,605	$16,297	$5,525	($7,156)	$16,584

Net income/(loss) per common share - basic	$0.30	$0.26	$0.10	($0.13)	$0.31

Net income/(loss) per common share - diluted	$0.30	$0.26	$0.10	($0.13)	$0.31

Weighted average shares outstanding - basic (2)	64,050	61,820	55,320	54,540	53,575

Weighted average shares outstanding - assuming dilution (2)	64,210	61,990	55,415	54,540	53,576

(1) Details of earnings from discontinued operations, net:
	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009
Rental and ancillary income	$2,566	$2,889	$3,651	$3,685	$3,888
Real estate expenses	(1,087)	(1,164)	(1,344)	(1,344)	(1,481)
Provision for depreciation	—	(916)	(1,053)	(1,117)	(1,106)

Income from discontinued operations, net	$1,479	$809	$1,254	$1,224	$1,301

(2)	See analysis of weighted average shares and ending shares in Exhibit B.

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009
CALCULATION OF FFO

NET INCOME/(LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$19,605	$16,297	$5,525	($7,156)	$16,584
Add back/ exclude:
Depreciation from continuing operations	23,381	22,642	22,054	21,612	21,306
Depreciation from discontinued operations	—	916	1,053	1,117	1,106
Redeemable noncontrolling interest in income (1)	365	373	373	—	401
Depreciation from unconsolidated entities	524	486	480	472	465
Net (gain) on sales of discontinued operations	(13,203)	(11,681)	—	—	(7,285)
Less: Redeemable noncontrolling interests in income not convertible to common (1)	(105)	(105)	(105)	—	(106)

FUNDS FROM OPERATIONS (2)	$30,567	$28,928	$29,380	$16,045	$32,471

Net (loss)/gain on extinguishment of debt	—	(558)	—	($870)	382

Other expenses (3)	$2,391	$1,771	925	13,522	—

Non cash interest charges (4)	$1,496	$1,519	$1,504	$1,559	$1,576

Weighted average shares and equivalents outstanding - assuming dilution	64,850	62,685	56,170	54,580	54,356

PER SHARE INFORMATION - ASSUMING DILUTION:

Funds from operations	$0.47	$0.46	$0.52	$0.29	$0.59
Net (loss)/gain on extinguishment of debt	$0.00	($0.01)	$0.00	($0.02)	$0.01
Other Expenses (3)	$0.04	$0.03	$0.02	$0.25	$0.00
Non cash interest charges (4)	$0.02	$0.02	$0.03	$0.03	$0.03

(1)	OP units were dilutive for the quarters ending September 30, 2010, June 30, 2010, March 31, 2010, and September 30, 2009. OP units were anti-dilutive for the quarter ending December 31, 2009, but dilutive for the twelve months ending December 31, 2009. Redeemable noncontrolling interest in income of $394,000 and redeemable noncontrolling interest in income not convertible to common ($106,000) were excluded for the FFO calculation for the quarter ending December 31, 2009.
(2)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.
(3)	For the quarter ended September 30, 2010 FFO totals include $2,390,000 related to acquisition costs. For the quarter ended June 30, 2010 FFO totals include a $1,300,000 one-time charge associated with the resignation of our COO and $470,000 related to acquisition costs. For the quarter ended March 31, 2010 FFO totals include $925,000 related to acquisition costs. For the quarter ended December 31, 2009 FFO totals include $12,900,000 abandonment charge related to three sites under option and a $600,000 severance charge.
(4)	Represents adoption of convertible debt guidance. The interest cost adjustment relates to our 4.125% Convertible Senior notes; and reflects a 6.01% market interest rate, the comparable cost for straight debt at the time of issuance. The expense is shown net of impact to capitalized interest.

	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009
CAPITAL EXPENDITURES
Recurring capital expenditures	$5,978	$6,494	$3,797	$5,080	$5,796

Average apartment units in period	21,906	21,649	21,523	21,345	21,284
Capital expenditures per apartment unit in period	$273	$300	$176	$238	$272
Capital expenditures per apartment unit-trailing four quarters	$987	$986	$1,000	$945	$978
Revenue enhancing rehabilitation costs	$1,264	$1,178	$1,125	$1,545	$1,387

RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS
Revenues from continuing operations	$88,032	$84,763	$82,472	$81,796	$82,682
Revenues from discontinued operations	2,566	2,889	3,651	3,685	3,888

Total Revenues	$90,598	$87,652	$86,123	$85,481	$86,570
Real estate expenses-continuing operations	$28,626	$28,013	$26,862	$26,198	$26,625
Real estate expenses-discontinued operations	1,087	1,164	1,344	1,344	1,481

Total Real Estate Expenses	$29,713	$29,177	$28,206	$27,542	$28,106
Partnership and other income	$1,261	$1,314	$1,271	$1,407	$1,321

Total Net Operating Income	$62,146	$59,789	$59,188	$59,346	$59,785

Depreciation from continuing operations	$23,381	$22,642	$22,054	$21,612	$21,306
Depreciation from discontinued operations	—	916	1,053	1,117	1,106

Total Depreciation	$23,381	$23,558	$23,107	$22,729	$22,412
Interest from continuing operations	$21,639	$20,727	$21,099	$21,292	$20,998

Total Interest	$21,639	$20,727	$21,099	$21,292	$20,998

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended September 30, 2010 and 2009

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	Q3 2010	Q3 2009	% Change	Q3 2010	Q3 2009	% Change
California
San Diego	3,958	$17,264	$17,278	-0.1%	$4,973	$4,837	2.8%
Inland Empire	2,111	7,355	7,349	0.1%	2,604	2,576	1.1%
Orange County	3,469	14,695	15,115	-2.8%	4,813	4,529	6.3%
Los Angeles	2,263	10,198	10,149	0.5%	3,374	3,572	-5.5%
San Francisco	3,152	15,660	15,505	1.0%	4,396	4,268	3.0%

Subtotal; California	14,953	$65,172	$65,396	-0.3%	$20,160	$19,782	1.9%

Pacific Northwest
Seattle	2,963	9,929	10,395	-4.5%	3,709	3,626	2.3%

Non-Core Markets (1)	1,302	3,648	3,581	1.9%	1,471	1,564	-5.9%

Total Same-Store (2)	19,218	$78,749	$79,372	-0.8%	$25,340	$24,972	1.5%

			Net Operating Income
	No. of Communities	No. of Units	Q3 2010	Q3 2009	% Change	% of Total
California
San Diego	13	3,958	$12,291	$12,441	-1.2%	23.0%
Inland Empire	8	2,111	4,751	4,773	-0.5%	8.9%
Orange County	11	3,469	9,882	10,586	-6.7%	18.5%
Los Angeles	11	2,263	6,824	6,577	3.8%	12.8%
San Francisco	10	3,152	11,264	11,237	0.2%	21.1%

Subtotal; California	53	14,953	$45,012	$45,614	-1.3%	84.3%

Pacific Northwest
Seattle	11	2,963	6,220	6,769	-8.1%	11.6%

Non-Core Markets (1)	3	1,302	2,177	2,017	7.9%	4.1%

Total Same-Store (2)	67	19,218	$53,409	$54,400	-1.8%	100.0%

			Net Operating Income
	No. of Communities	No. of units	Q3 2010	Q3 2009
“Non Same-Store” Summary
Acquired properties (3)	4	1,037	$2,268	—
Development properties (4)	5	1,367	3,796	1,726
Discontinued operations (5)	5	1,978	1,479	2,407
Joint venture income (6)	13	4,080	520	561
Commercial and Other (7)	n/a	n/a	(67)	(69)
Other income	n/a	n/a	741	760

Total Non Same-Store	27	8,462	$8,737	$5,385

Less Properties Sold 2009 & 2010	(5)	(1,978)

Total All Units / NOI	89	25,702	$62,146	$59,785

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for at least five full quarters, starting July 1, 2009.
(3)	Consists of NOI from four properties acquired after July 1, 2009.
(4)	Consists of NOI from five properties fully delivered and experiencing lease up and stabilization.
(5)	Includes results from three properties sold in 2010 and two properties sold in 2009.
(6)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(7)	Consists of NOI from commercial properties that will later be developed as multi-family and other real estate expenses. For the three months ended September 30, 2010 and 2009 other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Nine Months Ended September 30, 2010 and 2009

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	YTD 2010	YTD 2009	% Change	YTD 2010	YTD 2009	% Change
California
San Diego	3,958	$51,747	$52,092	-0.7%	$15,044	$14,696	2.4%
Inland Empire	2,111	21,912	22,195	-1.3%	7,654	7,678	-0.3%
Orange County	3,469	43,887	45,736	-4.0%	13,844	13,438	3.0%
Los Angeles	2,263	30,305	30,745	-1.4%	10,067	10,470	-3.8%
San Francisco	3,152	45,943	47,273	-2.8%	13,234	12,670	4.5%

Subtotal; California	14,953	$193,794	$198,041	-2.1%	$59,843	$58,952	1.5%

Pacific Northwest

Seattle	2,963	29,719	32,088	-7.4%	11,106	10,577	5.0%

Non-Core Markets (1)	1,302	10,759	10,836	-0.7%	4,353	4,320	0.8%

Total Same-Store (2)	19,218	$234,272	$240,965	-2.8%	$75,302	$73,849	2.0%

			Net Operating Income
	No. of Communities	No. of Units	YTD 2010	YTD 2009	% Change	% of Total
California
San Diego	13	3,958	$36,703	$37,396	-1.9%	23.1%
Inland Empire	8	2,111	14,258	14,517	-1.8%	9.0%
Orange County	11	3,469	30,043	32,298	-7.0%	18.9%
Los Angeles	11	2,263	20,238	20,275	-0.2%	12.7%
San Francisco	10	3,152	32,709	34,603	-5.5%	20.6%

Subtotal; California	53	14,953	$133,951	$139,089	-3.7%	84.3%

Pacific Northwest

Seattle	11	2,963	18,613	21,511	-13.5%	11.7%

Non-Core Markets (1)	3	1,302	6,406	6,516	-1.7%	4.0%

Total Same-Store (2)	67	19,218	$158,970	$167,116	-4.9%	100.0%

			Net Operating Income
	No. of Communities	No. of units	YTD 2010	YTD 2009
“Non Same-Store” Summary
Acquired properties (3)	4	1,037	$3,315	—
Development properties (4)	5	1,367	9,749	3,127
Discontinued operations (5)	5	1,978	5,511	9,762
Joint venture income (6)	13	4,080	1,593	1,798
Commercial and Other (7)	n/a	n/a	(268)	(371)
Other income	n/a	n/a	2,254	2,583

Total Non Same-Store	27	8,462	$22,154	$16,899

Less Properties Sold 2009 & 2010	(5)	(1,978)

Total All Units / NOI	89	25,702	$181,124	$184,015

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for at least seven full quarters, starting January 1, 2009.
(3)	Consists of NOI from four properties acquired after January 1, 2009.
(4)	Consists of NOI from five properties fully delivered and experiencing lease up and stabilization.
(5)	Includes results from three properties sold in 2010 and two properties sold in 2009.
(6)	Consists of our percentage of net income derived from joint venture investments in rental properties.
(7)	Consists of NOI from commercial properties that will later be developed as multi-family and other real estate expenses. For the nine months ended September 30, 2010 and 2009 other real estate expenses exceeded the NOI from commercial.

BRE Properties, Inc.

“Same-Store” Operating Metrics

As of September 30, 2010 and 2009

	No. of	Market Rent per Unit (2)			Occupancy (3)		Turnover Ratio (4)
	Units	Q3’10	Q3’09	% Change	Q3’10	Q3’09	2010	2009
California
San Diego	3,958	$1,496	$1,516	-1.3%	95.3%	95.9%	73%	73%
Inland Empire	2,111	1,205	1,247	-3.2%	96.4%	95.4%	65%	71%
Orange County	3,469	1,484	1,563	-5.0%	95.5%	94.7%	61%	65%
Los Angeles	2,263	1,580	1,660	-4.9%	96.4%	94.3%	60%	66%
San Francisco	3,152	1,753	1,796	-2.4%	97.3%	94.7%	56%	65%

Subtotal; California	14,953	$1,519	$1,570	-3.2%	96.1%	95.1%	64%	68%

Pacific Northwest

Seattle	2,963	1,169	1,236	-5.4%	96.2%	93.4%	57%	62%

Non-Core Markets (1)	1,302	964	994	-3.1%	97.1%	94.3%	66%	65%

Total/Average Same Store (5)	19,218	$1,428	$1,479	-3.5%	96.2%	94.8%	63%	67%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Represents, by region, weighted average market level rents across the quarter.
(3)	Represents average physical occupancy for the quarter.
(4)	Represents the annualized number of units turned over for the nine month period, divided by the number of units in the region.
(5)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting July 1, 2009.

Sequential “Same-Store” New Lease Transaction Summary

	Transacted							% Discount - effective rent to asking rent(8)
	Move-ins	Effective Rent(6)			Asking Rent(7)
	Q3 2010	Q3 2010	Q2 2010		Q3 2010	Q2 2010		Q3 2010	Q2 2010
California
San Diego	793	$1,460	$1,462	-0.1%	$1,475	$1,474	0.1%	-1.0%	-0.8%
Inland Empire	371	1,192	1,118	6.6%	1,195	1,124	6.3%	-0.3%	-0.5%
Orange County	575	1,444	1,424	1.4%	1,499	1,507	-0.5%	-3.7%	-5.5%
Los Angeles	391	1,514	1,495	1.3%	1,537	1,516	1.4%	-1.5%	-1.4%
San Francisco	449	1,751	1,705	2.7%	1,759	1,728	1.8%	-0.5%	-1.3%

Subtotal; California	2,579	$1,477	$1,451	1.8%	$1,499	$1,482	1.1%	-1.5%	-2.1%

Pacific Northwest

Seattle	453	1,117	1,082	3.2%	1,139	1,103	3.3%	-1.9%	-1.9%

Non-Core Markets	231	920	901	2.1%	934	924	1.1%	-1.5%	-2.5%

Total Same Store	3,263	$1,388	$1,361	2.0%	$1,409	$1,390	1.4%	-1.5%	-2.1%

(6)	Represents leased rent per unit less the monthly value of concessions awarded on new leases signed during the period (renewals are excluded).
(7)	Represents monthly asking rent on the date leases noted above were signed. Market rents on leases signed may differ from overall community level market rent shown above due to the weighting of units leased (1 bedrooms vs. 2’s etc.) during the period.
(8)	Represents discount realized from asking rent levels on new leases signed during the quarter.

Renewal Lease Data by Market Q3’10

	Renewals
	Q3 2010	Q3 ’10(9) Effective	Expiring(10) Effective
California
San Diego	533	$1,493	1,456	2.5%
Inland Empire	305	1,217	1,201	1.3%
Orange County	546	1,418	1,385	2.4%
Los Angeles	209	1,593	1,521	4.7%
San Francisco	460	1,694	1,631	3.9%

Subtotal; California	2,053	$1,487	$1,445	2.9%

Pacific Northwest

Seattle	400	1,162	1,137	2.2%

Non-Core Markets	215	975	948	2.8%

Total Same Store	2,668	$1,397	$1,359	2.8%

(9)	Represents leased rent per unit less the monthly value of concessions awarded on renewals signed during the quarter.
(10)	Represents leased rent per unit less the monthly value of concessions awarded on the prior lease that expired during the quarter.

BRE Properties, Inc.

Debt Structure as of September 30, 2010

(Dollar and share amounts in thousands)

			For the nine months ended September 30, 2010
	Balance Outstanding 9/30/10	Average Life	Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets
FIXED RATE

Unsecured	$738,563	7.26 years	5.61%	38.9%	19.0%
Convertible debt (1)	347,876	1.39 years	6.01%	18.3%	9.0%
Secured debt	811,355	8.25 years	5.60%	42.8%	20.9%
Total fixed rate debt	$1,897,794	6.60 years	5.68%	100.0%	48.9%

VARIABLE RATE DEBT

Unsecured line of credit (2)	—	2.00 years	—	—	—
Total variable rate debt	—	2.00 years	—	—	—

TOTAL DEBT	$1,897,794	6.60 years	5.68%	100.0%	48.9%

Ratio of debt to total market capitalization	40%
Interest expense coverage - QTD ’10 (3)	2.8x
Fixed charge coverage - QTD ’10 (3)	2.5x

SCHEDULED PRINCIPAL PAYMENTS
	Unsecured		Secured	Total
2010	—		514	514
2011	48,545		2,128	50,673
2012	347,876	(1)	66,743	414,619
2013	40,018		30,511	70,529
2014	50,000		3,542	53,542
Thereafter	600,000		707,917	1,307,917

Total	$1,086,439		$811,355	$1,897,794

SENIOR UNSECURED DEBT RATINGS AS OF November 2, 2010

Moody’s	Baa2	(stable	)
Standard & Poor’s	BBB	(stable	)
Fitch	BBB-	(stable	)

CAPITALIZED INTEREST
	Qtr. Ended 9/30/10	Qtr. Ended 9/30/09
Interest capitalized	$2,864	$3,389

	YTD 9/30/10	YTD 9/30/09
Interest capitalized	$9,228	$12,804

SUMMARY OF COMMON SHARES
	Qtr. Ended 9/30/10	Qtr. Ended 9/30/09
Weighted Average
Diluted shares - FFO (5)	64,850	54,356
Diluted shares - EPS (6)	64,210	53,576
Total shares and units outstanding at end of period	64,727	55,118

	YTD 9/30/10	YTD 9/30/09
Weighted Average
Diluted shares - FFO (4)	61,370	52,986
Diluted shares - EPS (5)	60,670	52,206
Total shares and units outstanding at end of period	64,727	55,119

SUMMARY OF PREFERRED SHARES
	Qtr. Ended 9/30/10	Qtr. Ended 9/30/09
Total preferred shares outstanding	7,000	7,000

SELECTED DEBT COVENANTS & CREDIT RATIOS (6)

	Requirement	Qtr. Ended 9/30/10
Aggregate Debt Test	<60%	48.9%
(Debt to gross assets, as defined)
Secured Debt Test	<40%	20.9%
(Secured debt to total gross assets, as defined)
Debt Service Test	>1.50	1.90
(Income available for debt service charge, as defined)
Unencumbered Asset Test	>1.50	2.53
(Total unencumbered assets to unsecured debt)
Unencumbered NOI	N/A	69.4%
(NOI related to unencumbered assets)

(1)	Represents $356.3 million cash principal with 4.125% coupon adjusted to reflect convertible debt accounting guidance that became effective in January 2009. Subsequent to the end of the quarter, $321.3 million of the 4.125% convertible notes due in 2012 were validily tendered. The balance outstanding as of November 2, 2010 is $35 million. On November 2, 2010 the balance on the unsecured line of credit which matures in September of 2012, was $232 million.
(2)	At September 30, 2010 we had a unsecured line of credit with no outstanding balance providing up to $750 million priced at LIBOR plus 47.5 bp, maturing in September 2012.
(3)	Represents interest expense and preferred stock dividend payment coverage for the three months ended September 30, 2010.
(4)	Represents denominator for shares in the calculation of diluted FFO per share. See summary of common shares in Exhibit B.
(5)	Represents denominator for shares in the calculation of diluted EPS. See summary of common shares in Exhibit B.
(6)	Represents strictest covenant compliance requirements of existing debt.

BRE Properties, Inc.

Development Communities and Land Held for Development

September 30, 2010

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred	Estimated Cost	Balance to Complete	Estimated Completion
N/A	—	—	—	—	—

Total CIP	—	—	—	—

LAND UNDER DEVELOPMENT (1)	Number of Units	Cost Incurred	Estimated Cost (2)	Estimated Const. Start
Wilshire La Brea (3)
Los Angeles, CA	470	$104.7	TBR	TBD
Pleasanton
Pleasanton, CA	240	15.9	TBR	TBD
Park Viridian II
Anaheim, CA	250	26.4	TBR	TBD
Town and Country
Sunnyvale, CA	280	19.9	TBR	TBD
Lawrence Station
Sunnyvale, CA	336	21.2	TBR	Q4/2010

Total Land Owned	1,576	$188.1	$708.9

LAND UNDER CONTRACT (4)	Number of Units	Cost Incurred (5)	Estimated Cost (2)	Product Type
Mercer Island, WA (6)	166	$7.2	TBR	Podium

Walnut Creek, CA	361	7.9	TBR	Podium

Total	527	$15.1	$176.1

(1)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress.
(2)	Reflects the aggregate cost estimates; specific property cost estimates To Be Reported (TBR) once entitlement approvals are received and the company is prepared to begin construction.
(3)	Project’s estimated cost reflects the construction of 470 units and 40,000 sq feet of retail. The estimated unit count and costs reflect the current underlying entitlements associated with the site.
(4)	Land under contract represents land parcels for which we have a signed agreement by which we have a right to acquire or lease the land, made a non refundable deposit and commenced the entitlement process.
(5)	Represents deposits, contractual costs, and entitlement expenses incurred to date.
(6)	Subsequent to the end of the quarter, the Company entered into a ground lease for the Mercer Island site. The ground lease has an initial term of 60 years, two 15-year extensions followed by a 10-year extension. The annualized GAAP expense is approximately $585,000.

BRE Properties, Inc.	Exhibit A

Sequential “Same-Store” Multifamily Markets Summary

Last five quarters

REVENUES

	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009
California
San Diego	0.3%	-0.4%	-0.1%	0.1%	-0.4%
Inland Empire	0.7%	0.7%	0.7%	-2.0%	-0.8%
Orange County	1.0%	-0.7%	-0.9%	-2.2%	-0.8%
Los Angeles	1.6%	-0.4%	0.8%	-1.6%	0.8%
San Francisco	2.3%	2.2%	-0.9%	-2.5%	-1.4%

Subtotal; California	1.2%	0.3%	-0.2%	-1.6%	-0.6%

Pacific Northwest
Seattle	-0.4%	1.4%	-1.3%	-4.2%	-2.5%
Non-Core Markets (1)	2.0%	1.3%	0.9%	-2.2%	-1.4%

Total Same Store (3)	1.0%	0.5%	-0.3%	-1.9%	-0.9%

EXPENSES (2)
	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009
California
San Diego	1.0%	-4.3%	10.3%	-3.5%	-0.5%
Inland Empire	2.0%	2.2%	1.8%	-4.7%	-1.3%
Orange County	6.0%	1.1%	0.4%	-1.2%	1.5%
Los Angeles	-2.0%	5.9%	-3.4%	-5.8%	3.0%
San Francisco	-2.3%	3.7%	-4.6%	6.5%	-1.2%

Subtotal; California	1.0%	1.2%	1.1%	-1.4%	0.3%

Pacific Northwest
Seattle	-4.6%	10.9%	-0.2%	-3.1%	1.5%
Non-Core Markets (1)	5.2%	-5.8%	12.2%	-15.4%	12.8%

Total Same Store (3)	0.4%	2.2%	1.5%	-2.5%	1.2%

NET OPERATING INCOME
	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009
California
San Diego	0.1%	1.3%	-3.9%	1.4%	-0.4%
Inland Empire	0.0%	-0.1%	0.2%	-0.6%	-0.5%
Orange County	-1.2%	-1.5%	-1.4%	-2.7%	-1.8%
Los Angeles	3.5%	-3.3%	2.9%	0.7%	-0.3%
San Francisco	4.2%	1.6%	0.6%	-5.9%	-1.5%

Subtotal; California	1.3%	-0.1%	-0.8%	-1.6%	-1.0%

Pacific Northwest
Seattle	2.4%	-3.8%	-1.9%	-4.8%	-4.5%
Non-Core Markets (1)	-0.1%	6.4%	-5.9%	8.0%	-10.2%

Total Same Store (3)	1.4%	-0.3%	-1.1%	-1.7%	-1.8%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.
(3)	Data reflects sequential results for the company’s current same-store pool totaling 19,218 units for all periods shown.

BRE Properties, Inc.	Exhibit B

Share Analysis as of September 30, 2010

(Dollar and share amounts in thousands)

SUMMARY OF COMMON SHARES

	Qtr. Ended 9/30/2010	Qtr. Ended 6/30/2010	Qtr. Ended 3/31/2010	Qtr. Ended 12/31/2009	Qtr. Ended 9/30/2009
Weighted Average
Weighted average shares outstanding (1)	64,050	61,820	55,320	54,540	53,575
Weighted average OP units (2)	640	695	755	—	780
Dilutive effect of stock based awards	160	170	95	40	1

Diluted shares - FFO (3)	64,850	62,685	56,170	54,580	54,356
Less: Anti-dilutive OP Units (3)	(640)	(695)	(755)	—	(780)

Diluted shares - EPS(4)	64,210	61,990	55,415	54,540	53,576

	YTD 9/30/2010	YTD 9/30/2009
Weighted Average
Weighted average shares outstanding (1)	60,510	52,205
Weighted average OP units	700	780
Dilutive effect of stock based awards	160	1

Diluted shares - FFO (3)	61,370	52,986
Less: Anti-dilutive OP Units (4)	(700)	(780)

Diluted shares - EPS(5)	60,670	52,206

	As of 9/30/2010	As of 6/30/2010	As of 3/31/2010	As of 12/31/2009	As of 9/30/2009
Ending
Shares outstanding at end of period	64,088	64,022	55,663	55,137	54,338
OP units at end of period	639	639	715	771	780
Dilutive effect of stock based awards	160	175	95	40	1

Total	64,887	64,836	56,473	55,948	55,119

SUMMARY OF PREFERRED SHARES

	Qtr. Ended 9/30/2010	Qtr. Ended 6/30/2010	Qtr. Ended 3/31/2010	Qtr. Ended 12/31/2009	Qtr. Ended 9/30/2009
6.75% Series C, $25 per share liquidation preference	4,000	4,000	4,000	4,000	4,000
6.75% Series D, $25 per share liquidation preference	3,000	3,000	3,000	3,000	3,000

	7,000	7,000	7,000	7,000	7,000

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	OP Units are anti-dilutive for FFO and EPS for the quarter ended 12/31/09 and therefore are not included in shares calculation.
(3)	Represents denominator for shares in the calculation of diluted FFO per share. Prior period numbers have been adjusted to reflect the adoption of new accounting guidance requiring retroactive application.
(4)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(5)	Represents denominator for shares in calculation of diluted EPS.

BRE Properties, Inc.	Exhibit C

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 9/30/2010	Quarter Ended 9/30/2009	Nine Months Ended 9/30/2010	Nine Months Ended 9/30/2009
Net income available to common shareholders	$19,605	$16,584	$41,430	$57,801
Depreciation from continuing operations	23,381	21,306	68,076	62,258
Depreciation from discontinued operations	—	1,106	1,969	3,431
Redeemable noncontrolling interest in income	365	401	1,111	1,491
Depreciation from unconsolidated entities	524	465	1,489	1,369
Net gain on investments	(13,203)	(7,285)	(24,885)	(21,574)
Less: Redeemable noncontrolling interest in income not convertible into common shares	(105)	(106)	(315)	(318)

Funds from operations	$30,567	$32,471	$88,875	$104,458

Allocation to participating securities - diluted FFO (1)	$(161)	$(268)	$(493)	$(875)

Allocation to participating securities - diluted EPS (1)	$(92)	$(127)	$(168)	$(450)

Diluted shares outstanding - EPS (2)	64,210	53,576	60,670	52,206
Net income per common share - diluted	$0.30	$0.31	$0.68	$1.10

Diluted shares outstanding - FFO (2)	64,850	54,356	61,370	52,986
FFO per common share - diluted	$0.47	$0.59	$1.44	$1.95

(1)	Adjustment to the numerators for diluted FFO per common share and diluted net income per common share calculations when applying the two class method for calculating EPS.
(2)	See analysis of weighted average shares and ending shares at Exhibit B.

BRE Properties, Inc.	Exhibit C, continued

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 9/30/2010	Quarter Ended 9/30/2009	Nine Months Ended 9/30/2010	Nine Months Ended 9/30/2009
Net income available to common shareholders	$19,605	$16,584	$41,430	$57,801
Interest, including discontinued operations	21,639	20,998	63,465	61,441
Depreciation, including discontinued operations	23,381	22,412	70,045	65,689

EBITDA	64,625	59,994	174,940	184,931
Redeemable noncontrolling interest in income	365	401	1,111	1,491
Net gain on sales	(13,203)	(7,285)	(24,885)	(21,574)
Dividends on preferred stock	2,953	2,953	8,859	8,859
Other expenses	2,391	—	5,087	—
Net (gain)/loss on extinguishment of debt	—	(382)	558	(2,340)

Adjusted EBITDA	$57,131	$55,681	$165,670	$171,367

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead from acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 9/30/2010	Quarter Ended 9/30/2009	Nine Months Ended 9/30/2010	Nine Months Ended 9/30/2009
Net income available to common shareholders	$19,605	$16,584	$41,430	$57,801
Interest, including discontinued operations	21,639	20,998	63,465	61,441
Depreciation, including discontinued operations	23,381	22,412	70,045	65,689
Redeemable noncontrolling interest in income	365	401	1,111	1,491
Net gain on sales	(13,203)	(7,285)	(24,885)	(21,574)
Dividends on preferred stock	2,953	2,953	8,859	8,859
General and administrative expense	5,015	4,104	15,454	12,648
Other expenses	2,391	—	5,087	—
Net (gain)/loss on extinguishment of debt	—	(382)	558	(2,340)

NOI	$62,146	$59,785	$181,124	$184,015

Less Non Same-Store NOI	8,737	5,385	22,154	16,899

Same-Store NOI	$53,409	$54,400	$158,970	$167,116